THE LAZARD FUNDS, INC.
Lazard Master Alternatives Portfolio

Supplement to Summary Prospectus and Prospectus dated May 1, 2015

The changes described below are effective December 1, 2015:

The following replaces the table in "Fees and Expenses" in the Summary Prospectus and "Summary Section – Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%	1.40%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses*
Dividend and Interest Expenses on Securities Sold Short	1.28%	1.28%	1.28%
Remainder of Other Expenses	.39%	.44%	.39%
Total Other Expenses	1.67%	1.72%	1.67%
Total Annual Portfolio Operating Expenses	3.07%	3.37%	3.07%
Fee Waiver and Expense Reimbursement**	.09%	.14%	.14%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	2.98%	3.23%	2.93%

*	"Other Expenses" are based on estimated amounts for the current fiscal year.
**
Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2016 to the extent Total Annual Portfolio Operating Expenses exceed 1.70%, 1.95% and 1.65% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of "Acquired Funds" and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors (the "Board") and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

The following replaces the "Example" in the Prospectus and "Summary Section – Fees and Expenses" in the Prospectus:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$301	$940

Open Shares	$326	$1,023

R6 Shares	$296	$935

The following is added after the second bullet point in the third paragraph of "Principal Investment Strategies" in the Summary Prospectus and "Summary Section – Principal Investment Strategies" in the Prospectus:

•
The European equity long/short strategy seeks long-term capital growth through a bottom-up stock selection process supported by fundamental research. This strategy seeks to purchase equity securities of companies that the portfolio management team believes have high sustainable or improving financial productivity and compelling valuations and to take short positions in companies that possess the opposite characteristics. The strategy typically invests primarily in large and mid-cap European companies or large and mid-cap companies which derive significant sources of profit from or have close economic links with Europe. Stock selection is not undertaken by reference to a benchmark, and country allocations within Europe and industry/sector exposures are a result of the stock selection rather than being actively managed.

The following supplements "Principal Investment Risks" in the Summary Prospectus and "Summary Section – Principal Investment Risks" in the Prospectus:

European Securities Risk. To the extent the Portfolio invests significantly in the securities of European companies, the Portfolio's performance will be influenced by social, political and economic conditions within Europe and may be more volatile than the performance of funds that do not have significant investments in a single region.

The following replaces the first sentence of the second paragraph of "Investment Strategies and Risks – Investment Strategies – Lazard Master Alternatives Portfolio" in the Prospectus:

The Portfolio invests its assets primarily using the following Investment Strategies: global equity long/short; US equity long/short; European equity long/short; Japanese equity long/short; emerging markets equity long/short; and relative value convertible securities.

The following is added after the second bullet point in the fifth paragraph of "Investment Strategies and Risks – Investment Strategies – Lazard Master Alternatives Portfolio" in the Prospectus:

•
The European equity long/short strategy seeks long-term capital growth through a bottom-up stock selection process supported by fundamental research. This strategy seeks to purchase equity securities of companies that the portfolio management team believes have high sustainable or improving financial productivity and compelling valuations and to take short positions in companies that possess the opposite characteristics. Some investments may be opportunistic in nature, i.e., investments which the portfolio management team identifies as being temporarily depressed and which the portfolio management team believes offer attractive prospective returns over a short time period. The strategy typically invests primarily in large and mid-cap companies that are domiciled, incorporated or listed in Europe or which are not domiciled, incorporated or listed in Europe but which derive significant sources of profit from or have close economic links with Europe. Stock selection is not undertaken by reference to a benchmark, and country allocations within Europe and industry/ sector exposures are a result of the stock selection rather than being actively managed.

The following supplements "Investment Strategies and Risks – Investment Strategies – Lazard Master Alternatives Portfolio" in the Prospectus:

European Securities Risk. To the extent the Portfolio invests significantly in the securities of European companies, the Portfolio's performance will be influenced by social, political and economic conditions within Europe and may be more volatile than the performance of funds that do not have significant investments in a single region. The default or threat of default by a country that is a member of The Economic and Monetary Union of the European Union (the "EU") on its sovereign debt, an economic recession in an EU member country, decreasing imports or exports, changes in governmental or EU regulations on trade and/or changes in the exchange rate of the euro may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced, among other things, increased volatility and have been adversely affected by concerns about rising government debt levels, possible default on or restructuring of government debt, economic downturns and credit rating downgrades in several European countries. These concerns have adversely affected, among other things, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

November 19, 2015